EXHIBIT 10.43

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 14

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of October 2, 2019    (Supplemental Agreement No. 14) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 14 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659, dated October 31, 2011 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 787-9 Aircraft and Model 787-10 Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add five (5) incremental 787-9 Block E Aircraft in [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*].

Page i
BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.                  TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 14 which reflects the revisions set forth in this Supplemental Agreement No. 14.

2.        TABLE 1.

a.   Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines provided as Enclosure 2 to this Supplemental Agreement No. 14 to reflect [*].

b.   Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines provided as Enclosure 3 to this Supplemental Agreement No. 14 to reflect [*].

c.   Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines provided as Enclosure 4 to this Supplemental Agreement No. 14 to reflect the addition of five (5) 787-9 Block E Aircraft and [*].

d.   Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines provided as Enclosure 5 to this Supplemental Agreement No. 14 to reflect the addition of five (5) 787-9 Block E Aircraft and [*].

3.        SUPPLEMENTAL EXHIBITS

a.   Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659, provided as Enclosure 6 to this Supplemental Agreement No. 14, which reflects [*].

4.        LETTER AGREEMENTS.

a.   Letter Agreement LA-1301080R6, Special Matters - 787-9 Blocks B, C, D and E Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1301080R7, Special Matters - 787-9 Blocks B, C, D and E Aircraft, provided as Enclosure 7 to this Supplemental Agreement No. 14, which reflects the amendments necessary to add five (5) 787-9 Block E Aircraft.

HAZ-PA-03659-SA-14	Page ii
BOEING PROPRIETARY

b.   Letter Agreement HAZ-PA-03659-LA-1104720R9,  Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement HAZ-PA-03659-LA-1104720R10,  Advance Payment Matters, provided as Enclosure 8 to this Supplemental Agreement No. 14, which addresses the addition of five (5) 787-9 Block E Aircraft.

5.        PAYMENT CONSIDERATIONS.

[*]

6.        MISCELLANEOUS.

a.        The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.  Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

b.         This Supplemental Agreement will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 14 and Supplemental Agreement No. 24 under Purchase Agreement 3791 on or before October 2, 2019 after which date this Supplemental Agreement will be null and void and have no force or effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Michael Lombardi	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

HAZ-PA-03659-SA-14	Page iii
BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

PA 3659	SA-14

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table	SA-7
1C.	787-10 Block A Aircraft Information Table	SA-14
1D.	787-9 Block C Aircraft Information Table	SA-8
1E.	787-9 Block D Aircraft Information Table	SA-11
1F.	787-9 Block E Aircraft Information Table	SA-14

EXHIBIT
A1.	HAZ/[*] 787-9 Aircraft Configuration	SA-7
A2.	HAZ/[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ/[*] 787-9 Aircraft Configuration	SA-8
A4.	HAZ/[*] 787-9 Aircraft Configuration	SA-11
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-14
EE1.	[*], Engine Warranty and Patent Indemnity –General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

PA 3659	SA-14

Enclosure 1

LETTER AGREEMENTS

LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R10	Advance Payment Matters	SA-14
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R5	Open Configuration Matters	SA-10
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R3	Performance Guarantees – 787-9 Block B, C, D, and E Aircraft	SA-10
LA-1301080R7	Special Matters – 787-9 Blocks B, C, D, and E Aircraft	SA-14
LA-1301081R1	Special Matters – 787-10 Block A Aircraft	SA-10
LA-1301082R2	[*]	SA-7
LA-1301083	Promotional Support – 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043R1	[*]	SA-10
LA-1302348R1	[*]	SA-2
LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7
~~LA-1605597~~	[*]	SA-9
LA-1805142	[*]	SA-10
LA-1805362	Model 787 Post‑Delivery Software and Data Loading	SA-10
LA-1901662	Installation of Cabin Systems Equipment	SA-13

PA 3659	SA-14

Table 1C To	Enclosure 2

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	TRENT1000-J	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-14
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Table 1C To	Enclosure 2

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer's		Optional	P.A.			Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	[*]

[*]

SA-14
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 2

Table 1C To	Enclosure 3

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-14
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Table 1C To	Enclosure 3

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	25

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

SA-14
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 2

Table 1F To	Enclosure 4

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

Rolls-Royce Engines

Airframe Model/MTOW:	787-9	560,000 pounds	Detail Specification:	787B1-4102-V (11/10/2017)
Engine Model/Thrust:	TRENT1000-J	74,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula[1]:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft)[1]:		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
Deposit per Aircraft:		[*]	Base Year Index (CPI):	[*]

		Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	9

[*]

[*]

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

SA-14
HAZ-PA-03659 110418-1F.txt	Boeing Proprietary	Page 1

Table 1F To	Enclosure 5

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9	560,000 pounds	Detail Specification:	787B1-4102-V (11/10/2017)
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula[1]:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft)[1]:		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
Deposit per Aircraft:		[*]	Base Year Index (CPI):	[*]

		Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	[*]

[*]

[*]

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

SA-14
HAZ-PA-03659 110415-1F.txt	Boeing Proprietary	Page 1

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

Air Lease Corporation

Supplemental Exhibit CS1 to Purchase Agreement
Number PA-03659

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

HAZ-PA-03659-CS1	CS1 Page 1
SA-14
BOEING PROPRIETARY

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

PART 1:        BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.        Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1      Customer is awarded [*] points (Training Points).  At any time before twenty-four (24) months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

1.2      In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1   Flight dispatcher model specific instruction; one (1) class of six (6) students (1 aircraft); Flight dispatcher model specific instruction; two (2) classes of six (6) students (> 2 aircraft);

1.2.2   performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3   Additional Flight Operations Services:

(i)        Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

(ii)       Instructor pilots for sixty (60) Man Days (as defined in Article 5.4, below) for revenue service training assistance (1 aircraft); Instructor pilots for ninety (90) Man Days (as defined in Article 5.4, below) for revenue service training assistance (> 2 aircraft);

(iii)      an instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

HAZ-PA-03659-CS1	CS1 Page 2
SA-14
BOEING PROPRIETARY

Enclosure 6

2.        Training Schedule and Curricula.

2.1     Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2     Customer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.        Location of Training.

3.1     Boeing will conduct all flight and maintenance training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft.  Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired. Notwithstanding the above, dispatcher and performance engineering training will only be conducted at the Boeing Seattle training campus.

3.2     If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the dispatcher and performance engineering training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1   Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2   Customer will pay Boeing’s then current per diem for Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3   Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped between the primary training facility and the alternate training site;

3.2.4   Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5   those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.  Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

HAZ-PA-03659-CS1	CS1 Page 3
SA-14
BOEING PROPRIETARY

Enclosure 6

4.        Training Materials.

Training Materials will be provided for each student.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.        Additional Terms and Conditions.

5.1     All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features.  Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2     All training will be provided in the English language.  If translation is required, Customer will provide interpreters.

5.3     Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility. If Boeing determines that training will be provided in Charleston, South Carolina, Boeing will evaluate providing transportation services at that site. If in the future Boeing offers transportation services in Charleston, South Carolina, such services will be provided to Customer consistent with Boeing’s then-current policies in place regarding transportation services.

5.4     Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (Man Day), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying.  These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5     Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Customer will provide such services if flight crew training is conducted elsewhere.  Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

HAZ-PA-03659-CS1	CS1 Page 4
SA-14
BOEING PROPRIETARY

Enclosure 6

5.6     If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7     If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8     If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf.  The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified.  Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9     If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

HAZ-PA-03659-CS1	CS1 Page 5
SA-14
BOEING PROPRIETARY

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

PART 2:       FIELD AND ENGINEERING SUPPORT SERVICES

1.        Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1     Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending twelve (12) months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2     When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives.  As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3      Boeing’s Field Service Representatives are assigned to various airports and other locations around the world.  Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.        Engineering Support Services.

2.1      Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA).  Technical advisory assistance, provided, will include:

2.1.1   Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2   Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3   Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4   Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

HAZ-PA-03659-CS1	CS1 Page 6
SA-14
BOEING PROPRIETARY

Enclosure 6

2.1.5   Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design.  Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6   Maintenance Engineering.  Boeing will provide the following Maintenance Engineering support:

2.1.6.1           Maintenance Planning Assistance.  Upon request, Boeing will provide (i) one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2           GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3           Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7   Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1           Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2           Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3           Assistance with solving operational problems associated with delivery and route-proving flights.

HAZ-PA-03659-CS1	CS1 Page 7
SA-14
BOEING PROPRIETARY

Enclosure 6

2.1.7.4           Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5           If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

2.1.7.6           Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2      Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight.  The following conditions will apply to Boeing’s performance:

2.2.1   Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2   As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3   The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4   Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5   The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3      Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services).  Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.  The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work.  Title to and risk of loss of any such Aircraft will always remain with Customer.

HAZ-PA-03659-CS1	CS1 Page 8
SA-14
BOEING PROPRIETARY

Enclosure 6

787     CUSTOMER SUPPORT DOCUMENT

PART 3:        TECHNICAL INFORMATION AND MATERIALS

1.        General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data; (vii) scheduled maintenance data; and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.”  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.        Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which shall be recorded in a worksheet (Document Worksheet) (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

HAZ-PA-03659-CS1	CS1 Page 9
SA-14
BOEING PROPRIETARY

Enclosure 6

3.       Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access or other means, both at its sole discretion.

(i)    Flight Operations Information.

Airplane Flight Manual (AFM)
Dispatch Deviation Guide (DDG)
ETOPS Guide Vol. III (Operational Guidelines and Methods)
Flight Attendant Manual (FAM)
Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)
Flight Crew Training Manual (FCTM)
Flight Management Computer (FMC) Supplementary Data Document
Jet Transport Performance Methods (JTPM)
Performance Engineer’s Tool (PET)
Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

(ii)    Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM) Systems Description Section (SDS)
Aircraft Maintenance Manual (Part 2) (AMM) Practices and Procedures
Baggage Cargo Loading Manual (BCLM)
Boeing Component Maintenance Manual (BCMM)
Component Service Bulletins (CSB)
Engineering Design Data – Assembly and Installation Drawings
Engineering Design Data – Assembly and Installation Drawings Bill of Materials
Fault Isolation Manual (FIM)
Fault Reporting Manual (FRM)
Live Animal Carriage Document (LACD)
Maintenance Implementation Document (MID)
Power Plant Buildup Manual (except Rolls Royce)Maintenance Tips (MTIP)
Markers and Stencils

HAZ-PA-03659-CS1	CS1 Page 10
SA-14
BOEING PROPRIETARY

Enclosure 6

Nondestructive Test Manual (NDT)
Profile Drawings
Remote Certification Service Bulletin
Service Bulletins (SB) a. Service Bulletin Information Notices (IN)
Service Letters (SL)
Standard Overhaul Practices Manual Chapter 20 (SOPM)
Standard Wiring Practices Manual Chapter 20 (SWPM)
Structural Repair Manual (SRM)
Systems Schematics (SSM)
Validation Copy Service Bulletin
Wiring Diagrams (WDM)

(iii)    Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)
Configuration, Maintenance and Procedures (CMP) for ETOPS
ETOPS Guide Vol. II (Maintenance Program Guidelines)
Maintenance Planning Data (Sections 1-8) (MPD)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations (AWL)
Maintenance Planning Data (Section 9) 787 Certification Maintenance Requirements (CMR)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations - Line Number Specific (AWLLNS)
Maintenance Planning Data (Section 9) 787 Special Compliance Items (SCI)
Maintenance Review Board Report (MRBR)
Maintenance Task Cards and Index (TASK)

(iv)    Spares Information.

Illustrated Parts Catalog Data (IPD)
Product Standards Books(PSDS)

(v)    Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)
Airplane Rescue and Fire Fighting Information (ARFF)
Airplane Recovery Document (ARD)
Engine Ground Handling Document (EGH)
ETOPS Guide Vol. 1 (CMP Supplement)

HAZ-PA-03659-CS1	CS1 Page 11
SA-14
BOEING PROPRIETARY

Enclosure 6

GSE Tooling Drawings (3D Model, bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual (ITEM)
Maintenance Facility and Equipment Planning Document (MFEPD)
Special Tool and Ground Handling Index (IND)

(vi)    Shop Maintenance.

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index
Product Support Supplier Directory (PSSD)
Supplier’s Component Maintenance Manuals (SCMM)
Supplier Product Support and Assurance Agreements Document (Vols. 1 & 2) (PSAA)
Supplier Service Bulletins (SSB)

4.        Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

5.        Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.        Revisions.

6.1      The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

6.2      If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.        Supplier Technical Data.

7.1      For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2      The provisions of this Article will not be applicable to items of BFE.

HAZ-PA-03659-CS1	CS1 Page 12
SA-14
BOEING PROPRIETARY

Enclosure 6

7.3      Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8.        Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials provided Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered.  For BFE maintenance information provided less than six (6) months before delivery, Boeing will incorporate such BFE maintenance information at the earliest revision cycle. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services.  Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format.

9.        Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address.  Boeing will pay the reasonable shipping costs of the Materials.  Customer is responsible for any customs clearance charges, duties, and taxes.

HAZ-PA-03659-CS1	CS1 Page 13
SA-14
BOEING PROPRIETARY

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

PART 4:        ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.        a labor stoppage or dispute in progress involving Customer; or

2.        wars or warlike operations, riots or insurrections in the country where the facility is located; or

3.        any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families; or

4.        the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

HAZ-PA-03659-CS1	CS1 Page 14
SA-14
BOEING PROPRIETARY

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

PART 5:        PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.        General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.        License Grant.

2.1      Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement.  Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement.  Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2      Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.        Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.        Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing.  In addition, Customer

HAZ-PA-03659-CS1	CS1 Page 15
SA-14
BOEING PROPRIETARY

Enclosure 6

may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use.  Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement.  Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.  A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.        Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1      When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft.  Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed.  Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2      In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

HAZ-PA-03659-CS1	CS1 Page 16
SA-14
BOEING PROPRIETARY

Enclosure 6

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

Flight Training	Per Class Student Maximum	Total Points Per Class*
787 Pilot Type Rating Course – FAA ***	2	17
787 Pilot Shortened Type Rating Course – FAA (STAR) ***	2	9
787 Pilot Additional Type Rating – EASA ***	2	19
787 Pilot Prior Experience Course - EASA ***	2	11
777 to 787 Pilot Differences Course ***	2	6
787 Pilot Recurrent Course ***	2	6
787 Pilot Type Rating Course during Non-social Sessions** / ***	2	15
787 Pilot Shortened Type Rating Course (STAR) during Non-social Sessions** / ***	2	8
777 to 787 Pilot Differences Course during Non-social Sessions** / ***	2	5
787 Pilot Recurrent Course during Non-social Sessions** / ***	2	5
Additional 787 Four Hour Simulator Session (with or without Boeing instructor) ***	2	1
Additional 787 Ground School Training Day (with or without FTD) ***	2	1

Cabin Crew/Door Training	Per Class Student Maximum	Total Points Per Class
787 Cabin Safety Training (includes Exits/Door Training)	12	2
787 Emergency Exits/Doors Training Course	12	1

Maintenance Training	Per Class Student Maximum	Total Points Per Class
787 General Familiarization Course (instructor-led)	24	3
787 Avionics/Airframe/Powerplant/Electrical Systems Course (Ramp and Transit)	16	18
787 Avionics/Airframe/Powerplant/Electrical Systems Line & Base or Regulatory (B1/B2) ME/AV Course (without field trips)	16	30
787 Regulatory Mechanical (B1) ME Course (without field trips)	16	30
787 Regulatory Avionics (B2) AV Course (without field trips)	16	24
787 Engine Run-Up Course ***	3	2
787 Aircraft Rigging Course (without field trip)	10	6
787 Fiber Optics Course ***	9	4
787-8/-9 to 787-10 (GE) Aircraft Differences Line & Base Maintenance Course	16	2
787-8/-9 to 787-10 (RR) Aircraft Differences Line & Base Maintenance Course	16	4

HAZ-PA-03659-CS1	CS1 Page 17
SA-14
BOEING PROPRIETARY

Enclosure 6

787 Aircraft Structural Repair Courses	Per Class Student Maximum	Total Points Per Class*
787 Boeing Structural Repair Manual Course	16	4
787 Composite Repair for Technicians Course ***	8	10
787 Composite Repair for Engineers with Practical Application Course ***	8	10
787 Composite Repair & Design for Engineers Course (no lab)	16	7
787 Damage and Repair Non-Destructive Inspection Course ***	8	4
787 Composite Repair for Inspectors Course ***	8	4
787 Quick Composite Repair Course ***	8	3

*Points per Class are based upon training conducted according to Boeing’s standard training courses.  Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non‑social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time.  To qualify for this discount all simulator sessions for a given course must be scheduled as Non‑social Sessions.

***Courses must be taught at a Boeing facility.

CBT Products
Flight
Initial Transition CBT	4 points/crew first year + 2 points/crew each additional year for 4 years or 72 points first year + 22 points each additional year for 4 years - unlimited use
STAR CBT	3 points/crew first year + 1 point/crew each additional year for 4 years or 54 points first year + 19 points each additional year for 4 years unlimited use
787 Cabin Safety Training CBT	20 points first year + 3 points each additional year for 4 years unlimited use
Maintenance
Line and Base Systems CBT (excludes Line Oriented Scenarios)	410 points per year for unlimited use

The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

HAZ-PA-03659-CS1	CS1 Page 18
SA-14
BOEING PROPRIETARY

Enclosure 7
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301080R7

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:         Special Matters – 787-9 Blocks B, C, D, and E Aircraft

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301080R6 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to [*].

1.        Credit Memoranda.

1.1      Basic Credit Memorandum.  At the time of delivery of each 787-9 Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]
787-9 Block D Aircraft	[*]	[*]
787-9 Block E Aircraft	[*]	[*]

1.2      Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Aircraft prior to delivery of the 787-9 Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum, which under no circumstances may be assigned, in the following amount: [*]

1.3      [*]

1.4      [*]

1.5      [*]

1.6      [*]

1.7      [*]

HAZ-PA-03659-LA-1301080R7	SA-14
Special Matters - 787-9 Blocks B, C, D, and E Aircraft	LA Page 1
BOEING PROPRIETARY

Enclosure 7

1.8      [*]

1.9      [*]

1.10    [*]

1.11    [*]

1.12    [*]

1.13    [*]

1.14    [*]

1.15    [*]

1.16    [*]

1.17    [*]

1.18    [*]

1.19    [*]

1.20    [*]

2.        Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-9 Block B, C, D, and E Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda are stated in U.S. Dollars and may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.        [*]

4.        [*]

5.        [*]

6.        [*]

7.        [*]

8.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary

HAZ-PA-03659-LA-1301080R7	SA-14
Special Matters - 787-9 Blocks B, C, D, and E Aircraft	LA Page 2
BOEING PROPRIETARY

Enclosure 7

to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

y
THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 2, 2019

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1301080R7	SA-14
Special Matters - 787-9 Blocks B, C, D, and E Aircraft	LA Page 3
BOEING PROPRIETARY

Enclosure 8
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104720R10

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104720R9 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Alternative Fixed Advance Payment Schedule.

1.1      Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2      Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft. [*]

1.3      Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft. [*]

1.4      Alternative Fixed Advance Payment Schedule – 787-9 Block C, 787-9 Block D Aircraft, and 787-9 Block E Aircraft. [*]

1.5      Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft [*]

1.6      [*]

2.        [*]

HAZ-PA-03659-LA-1104720R10	SA-14
Advance Payment Matters	LA Page 1
BOEING PROPRIETARY

Enclosure 8

3.        [*]

4.        [*]

5.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

HAZ-PA-03659-LA-1104720R10	SA-14
Advance Payment Matters	LA Page 2
BOEING PROPRIETARY

Enclosure 8

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 2, 2019

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1104720R10	SA-14
Advance Payment Matters	LA Page 3
BOEING PROPRIETARY